                                                                    EXHIBIT 31.1

                     NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           Section 302 Certification

I, Joseph Roberts, certify that:
     1.   I have  reviewed  this  quarterly  report  on Form  10-Q of  Nutrition
          Management Services Company;
     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;
     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;
     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as
          defined  in  Exchange  Act  Rules  13a-15e  and   15d-15(e))  for  the
          registrant and have:
          a)  designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this quarterly report is being prepared;
          b)  evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and
          c)  disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's  most  recent  fiscal  quarter  that  has  materially affected,  or is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and
     5. The registrant's other certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the  registrant's  auditors  and the
        audit  committee  of   registrant's   board  of  directors  (or  persons
        performing the equivalent functions):
          a)  all  significant  deficiencies  in  the  design  or  operation  of internal  controls which could adversely  affect the  registrant's ability to record,  process,  summarize and report  financial data and have  identified  for the  registrant's  auditors any material weaknesses in internal controls; and
          b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

        Date: 1/12/05                                 /s/ Joseph Roberts
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                                                      Joseph Roberts
                                                      Chairman of the Board and
                                                      Chief Executive Officer